EXHIBIT 99.1

                                   TABLE VI

                           ACQUISITION OF EQUIPMENT
                         BY THE PRIOR PUBLIC PROGRAMS




                                    TABLE VI
                Acquisition of Equipment - Recent Public Program
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six at December 31, 1997:


       Original Lessee                                                            Date         Total         Cash       Acquisition
      or Equipment User               Location              Equipment          Purchased    Financing (1)  Expended (2)   Cost (3)
-------------------------------  --------------------  --------------------    -----------  -------------  ------------ -----------
21-44 Utopia Parkway Restaurant  Washingtonville, NY   Fixture                    Mar-95            $0        $29,650      $29,650
3 East 48th Restaurant, Inc.     New York, NY          Retail                     Jun-94             0         26,897       26,897
A C Color Separators             Los Angeles, CA       Printing                   Feb-95             0         41,118       41,118
A. I. Leasing  Inc.              Herndon, VA           Aircraft                   Aug-96    18,186,117      1,409,839   19,595,956
A.F. Salciccia, Inc.             Campbell, CA          Retail                     Apr-94             0         27,931       27,931
A.J.L.C. Inc.                    Alamonte Spring, FL   Restaurant Equipment       Dec-95             0         31,118       31,118
A.J.L.C. Inc.                    Altamonte Spring, FL  Restaurant Equipment       Sep-95             0         39,620       39,620
A.W. Chesterton Company          Stoneham, MA          Manufacturing & Production Jan-96       118,415         12,062      130,477
A.W. Chesterton Company          Stoneham, MA          Manufacturing & Production Jan-96       217,267         22,296      239,563
A.W. Chesterton Company          Stoneham, MA          Copiers                    Jan-96       206,026         14,099      220,126
A.W. Chesterton Company          Stoneham, MA          Telecommunications         Jan-96       114,538         11,923      126,461
Act Manufacturing Inc.           Hudson, MA            Furniture                  Jan-96        71,318          6,643       77,961
Act Manufacturing Inc.           Hudson, MA            Computers                  Jan-96       589,879         55,535      645,414
Act Manufacturing Inc.           Hudson, MA            Manufacturing & Production Jan-96       618,516         64,137      682,653
Act Manufacturing Inc.           Hudson, MA            Telecommunications         Jan-96       134,943         14,228      149,172
Action Printech, Inc.            Westland, MI          Printing                   Feb-95             0        163,066      163,066
Ad Press Communications          Greensboro, NC        Printing                   Feb-95             0         54,897       54,897
Ad-Mat Coasters USA, Inc.        Johnson City, TN      Printing                   Feb-95             0         55,658       55,658
Advance Mailing & Fulfillment    Marietta, GA          Printing                   Feb-95             0         32,885       32,885
Advanced Graphics, Inc.          Sandy, UT             Printing                   Feb-95             0         53,999       53,999
Advanco Fore Protection          Montclair, CA         Material Handling          Jul-96             0         44,189       44,189
Advertising Systems, Inc.        Marlton, NJ           Computers                  Jul-96             0         56,727       56,727
Aero Bookbinding                 Sterling, VA          Printing                   Feb-95             0         91,318       91,318
Afc Cable Systems Inc.           New Bedford, MA       Manufacturing & Production Jan-96     2,083,928        233,936    2,317,864
Air Age Images                   Valencia, CA          Computers                  Apr-96             0         26,138       26,138
Alaska Air                       Seatle, WA            Transportation             Mar-95    16,316,603      3,630,337   19,946,940
Alberto's Printing               San Francisco, CA     Printing                   Feb-95             0         26,813       26,813
Alden Graphics, Inc.             Lincoln Park, MI      Printing                   Feb-95             0         55,763       55,763
Alexander & Alexander            Owings Mills, MD      Computers                  Jan-96     2,699,221        347,976    3,047,197
All Pro Photo Lab,Inc.           River Grove, IL       Printing                   Oct-96             0         53,499       53,499
All Star Printing, Inc.          Woodstock, GA         Printing                   Feb-95             0         51,579       51,579
Allen Printing Co.               Nashville, TN         Printing                   Feb-95             0        122,663      122,663
Allied Printing Services Inc.    Manchester, CT        Manufacturing & Production Jan-96       401,449         54,708      456,157
Allied Printing Services Inc.    Manchester, CT        Computers                  Jan-96        84,339          7,259       91,598
Alvmar, Inc.                     Lawrence, KS          Agriculture                Mar-95             0         37,934       37,934
American Advertising Federation  Washington, DC        Printing                   Feb-95             0         35,792       35,792
American Foundrymen's Society    Des Plaines, IL       Printing                   Feb-95             0         36,551       36,551
Amvets National Headquarters     Lanham, MD            Printing                   Feb-95             0         29,071       29,071
Anderson Performance Printing    Cookeville, TN        Printing                   Feb-95             0        580,736      580,736
Antoine Bonsorte                 N. Hollywood, CA      Computers                  Aug-96             0         44,049       44,049
ARG Enterprises, Inc.            Newport Beach, CA     Restaurant                 Dec-94             0        583,037      583,037
Arrow Comp, Inc.                 West Boylston, MA     Manufacturing & Production Feb-95             0         55,110       55,110
Artco Printing, Inc.             Boiceville, NY        Printing                   Feb-95             0         69,370       69,370
Artcraft Photo Lab, Inc.         Statesville, NC       Printing                   Feb-95             0         40,079       40,079
Arthur Morgan Publishing Co.     Morton Grove, IL      Computers                  Feb-95             0        237,800      237,800
Asa  Solutions, Inc              Scottsdale, AZ        Computerss                 Jan-97             0         39,262       39,262
Atlanta Printing & Design        Smyrna, GA            Printing                   Feb-95             0         48,510       48,510
Augat, Inc.                      Mansfield, MA         Computers                  Mar-95     1,111,386         97,107    1,208,493
Augustin Graphics                Fullerton, CA         Printing                   Feb-95             0         72,442       72,442
Aveka, Inc.                      Woodbury, MN          Manufacturing & Production Feb-97             0         49,904       49,904
Bailey Oil Co., Inc.             Heyburn, ID           Material Handling          Mar-95             0        115,273      115,273
Banana Blueprint, Inc.           Costa Mesa, CA        Printing                   Feb-95             0         68,351       68,351
Best Shot, Inc.                  Landover, MD          Printing                   Feb-95             0         43,209       43,209
Bet Inc.                         Atlanta, GA           Construction               Dec-95    16,990,448      5,073,822   22,064,270
Birchwood Marketing Graphics     Rancho Cucamong, CA   Computers                  Feb-95             0         27,414       27,414
Bistro 821 Dba, Mikli
  Enterprises                    Naples, FL            Retail                     Jan-97             0         27,608       27,608
Black Lab, Inc.                  Richmond, VT          Printing                   Feb-95             0         35,945       35,945
Blacktop Industries              Kenova, WV            Manufacturing & Production Aug-95             0         54,335       54,335
Blazing Pages, Inc.              Huntington Beac, CA   Printing                   Feb-95             0        118,039      118,039
Bmg Printing                     Holbrook, NY          Printing                   Feb-95             0        121,201      121,201
Boge/Nelson, Inc.                Anaheim, CA           Manufacturing & Production Feb-95             0         70,269       70,269
Brenlar Investments, Inc.        Novaro, CA            Furniture                  Oct-94             0        312,090      312,090
Brett Corp.                      San Diego, CA         Printing                   Feb-95             0         33,178       33,178
Brett Corp.                      San Diego, CA         Printing                   Feb-95             0         86,013       86,013
Brevard County School Board      Melbourne, FL         Printing                   Feb-95             0         43,978       43,978
Brian D. Mudd DDS                Oceanside, CA         Computers                  Aug-95             0         35,593       35,593
Brookville Group, Inc.           Melville, NY          Medical                    May-96             0         37,239       37,239
Brt Video Inc.                   Ft. Lauderdale, FL    Computers                  Nov-95             0         50,193       50,193
Burns & Kent, Inc.               Atlanta, GA           Printing                   Feb-95             0         25,609       25,609
Bybee Studios                    San Francisco, CA     Computers                  Oct-96             0         30,985       30,985
C&A Industries, Inc.             Omaha, NE             Printing                   Feb-95             0        104,341      104,341
California  Bottling Co.         Auburn, CA            Manufacturing & Production Jan-97             0         34,230       34,230
Camino West Coast Service        Redlands, CA          Computers                  Aug-95             0         32,857       32,857
Carrousel Saloon, Inc.           West Mifflin, PA      Restaurant                 Sep-94             0         94,554       94,554
Cartersville Letter Shop, Inc.   Cartersville, GA      Printing                   Feb-95             0         33,952       33,952
Central Typesetting, Inc.        San Diego, CA         Printing                   Feb-95             0        362,431      362,431
Chia Financial Group             Pico Rivers, CA       Retail                     Jan-96             0         30,958       30,958
CIS Corporation                  Montvale, NJ          Telecommunications         Nov-96             0      2,753,118    2,753,118
CIS Corporation                  Collegeville, PA      Telecommunications         Nov-96     8,265,902      2,880,326   11,146,228
CJ Printing                      Montclair, CA         Printing                   Feb-95             0         63,150       63,150
Clancy's Inc.                    Noblesville, IN       Restaurant                 Oct-96             0        618,000      618,000
Coastal Offset Preparations      Santa Ana, CA         Printing                   Feb-95             0         42,061       42,061
Color On Line                    New Berlin, WI        Printing                   Feb-95             0         39,236       39,236
Coloredge, Inc.                  Newport Beach, CA     Printing                   Feb-95             0        185,685      185,685
Colour Concepts                  Riverside, CA         Manufacturing & Production Feb-95             0        183,665      183,665
Colours Printing & Graphics      Irvine, CA            Printing                   Feb-95             0         64,543       64,543
Com/Tech Communication           New York, NY          Manufacturing & Production Aug-95             0         58,004       58,004
Commercial Food Equipment Co.    Tempe, AZ             Computerss                 Jan-97             0         33,299       33,299
Compuflex Systems                Edison, NJ            Computers                  Jun-96             0         99,228       99,228
Concept II Graphics, Inc.        Baltimore, MD         Manufacturing & Production Feb-95             0        117,790      117,790
Coppinger & Affiliates           Cleveland, TN         Printing                   Feb-95             0         47,018       47,018
Copy Corner, Inc.                San Diego, CA         Printing                   Feb-95             0         25,592       25,592
Corporate Printing, Inc.         Tampa, FL             Printing                   Feb-95             0         30,602       30,602
Creative Directors, Inc.         Coral Gables, FL      Manufacturing & Production Feb-95             0         26,041       26,041
Creative Playthings              Herndon, PA           Manufacturing & Production Jun-95       343,336         35,301      378,637
Creative Playthings Ltd.         Framingham, MA        Material Handling          Jan-96        39,397          4,607       44,004
Creative Playthings Ltd.         Framingham, MA        Manufacturing & Production Jan-96       272,439         30,196      302,634
Creative Printing & Graphic      Orlando, FL           Printing                   Feb-95             0         26,196       26,196
Crooks Printing Service, Inc.    Hollywood, FL         Printing                   Feb-95             0         27,801       27,801
Crooks Printing Service, Inc.    Hollywood, FL         Printing                   Feb-95             0         29,214       29,214
Cumberland Farms Inc.            Canton, MA            Manufacturing & Production Oct-95             0      3,200,554    3,200,554
Curtin & Pease/Peneco, Inc.      Tampa, FL             Printing                   Feb-95             0         28,549       28,549
Custom Black & White             Santa Ana, CA         Printing                   Feb-95             0         55,227       55,227
D.G.A. Printing, Inc.            Sterling Height, MI   Printing                   Feb-95             0         25,710       25,710
D.S.I. Graphics, Inc.            Irvine, CA            Printing                   Feb-95             0         47,158       47,158
David Levey                      Concord, CA           Restaurant Equipment       Aug-95             0         85,143       85,143
David  Levey                     Concord, CA           Restaurant Equipment       Sep-95             0        117,421      117,421
Delco Oil, Inc.                  Deland, FL            Fixtures                   Oct-96             0        124,673      124,673
Dicon Inc.                       Fairlawn, NJ          Manufacturing & Production Aug-95             0         46,388       46,388
Digit Imaging Centers, Inc.      Minneapolis, MN       Computers                  Feb-95             0        163,080      163,080
Diversifax, Inc.                 Valley Stream, NY     Manufacturing & Production Feb-97             0         59,690       59,690
DJ's Woodshop                    St. Augustine, FL     Computers                  Oct-96             0         33,377       33,377
DLD Partners                     Sand City, CA         Manufacturing & Production Apr-96             0         30,875       30,875
Doran Printing Co. Inc.          New Brunswick, NJ     Manufacturing & Production Aug-95             0         31,505       31,505
Doyle Printing & Offset
  Co., Inc.                      Landover, MD          Printing                   Feb-95             0        126,596      126,596
Draughon Brothers, Inc.          Fayetteville, NC      Audio                      Nov-96             0         59,049       59,049
Duncan Oil Company, Inc.         Beavercreek, OH       Fixture                    Mar-94             0        116,421      116,421
E. John Schmitz & Sons, Inc.     Sparks, MD            Printing                   Feb-95             0         32,377       32,377
E.R.S. Wash Inc.                 Glouster, MA          Restaurant Equipment       Nov-95             0         52,487       52,487
Eagle Graphics, Inc.             Wall, NJ              Printing                   Feb-95             0         49,511       49,511
Eberle Communications Group      Mclean, VA            Furniture                  Nov-94             0        119,407      119,407
Economy Motels, Inc.             Shreveport, LA        Fixture                    Jun-94             0         42,320       42,320
Econ-O-Plate, Inc.               Los Angeles, CA       Printing                   Feb-95             0         39,520       39,520
Econ-O-Plate, Inc.               Los Angeles, CA       Printing                   Feb-95             0        316,135      316,135
Editran, Inc.                    Milwaukee, WI         Video Production           Oct-96             0         31,807       31,807
Edwards Graphic Arts, Inc.       Des Moines, IA        Printing                   Feb-95             0         38,291       38,291
Electric Pencil                  Los Angeles, CA       Computers                  Feb-95             0         37,768       37,768
Electro Graphics                 Fountain Valley, CA   Printing                   Feb-95             0         58,499       58,499
Electronic Publishing Services   Kahului, HI           Printing                   Feb-95             0         88,012       88,012
Eli's, Inc.                      Omaha, NE             Manufacturing & Production Mar-95             0        410,745      410,745
Eli's, Inc.                      Omaha, NE             Printing                   Feb-95             0        362,433      362,433
Eli's, Inc.                      Omaha, NE             Computers                  Feb-95             0         33,797       33,797
Elk Litho Service, Inc.          Fraser, MI            Printing                   Feb-95             0         35,633       35,633
Elmwood Park Physcl Therapy      Elmwood Park, NJ      Medical                    Aug-95             0         38,614       38,614
Enhanced Commnctns               New Castle, DE        Furniture                  Jul-96             0         50,544       50,544
Entrepreneur, Inc.               Irvine, CA            Printing                   Feb-95             0         43,448       43,448
Equinox Travel Inc.              Manhasset, NY         Manufacturing & Production Aug-95             0         30,195       30,195
Eurocolor Corp.                  San Francisco, CA     Office Equipment           Aug-95             0         27,724       27,724
Ever Ready Printers              San Francisco, CA     Printing                   Feb-95             0         25,092       25,092
Executive Computer Services      Clearwater, FL        Printing                   Feb-95             0         27,373       27,373
Eye Four Color, Inc.             Marina Del Rey, CA    Printing                   Feb-95             0         47,067       47,067
F & F General Corp.              Brooklyn, NY          Computers                  Aug-95             0         47,752       47,752
Fairfield Center                 East Orange, NJ       Manufacturing & Production Aug-95             0         50,393       50,393
Fender Mender, Inc.              Ft. Lauderdale, FL    Automotive                 Jan-97             0         60,969       60,969
Fidelity Printing Corp.          Saint Petersbur, FL   Printing                   Feb-95             0         33,213       33,213
Fidelity Printing Corp.          Saint Petersbur, FL   Printing                   Feb-95             0         75,061       75,061
Field Fresh Foods Inc.           Inglewood, CA         Restaurant                 Feb-97             0         55,524       55,524
Fitch Graphics Ltd.              New York, NY          Printing                   Feb-95             0         62,674       62,674
For Color                        Springfield, IL       Printing                   Feb-95             0         25,014       25,014
Fordick Corp.                    Lenexa, KS            Manufacturing & Production Jan-95             0         28,250       28,250
Fox Family Printing              Las Vegas, NV         Printing                   Feb-95             0        115,553      115,553
Fox Family Printing              Las Vegas, NV         Printing                   Feb-95             0         51,829       51,829
France Croissant, Ltd.           New York, NY          Restaurant                 Oct-96             0         52,450       52,450
Frantz Printing Service, Inc.    Dallas, TX            Printing                   Feb-95             0         43,863       43,863
Fredco Manufacturer's            Mission Viego, CA     Computers                  Apr-94             0         26,079       26,079
G & W Enterprises, Inc.          Sacramento, CA        Printing                   Feb-95             0         81,747       81,747
General Computer Corp.           Twinsburg, OH         Computers                  Aug-95             0         46,784       46,784
Gesek's, Inc.                    Glen Burnie, MD       Automotive                 Nov-94             0         27,829       27,829
Girardo & Decaro Cardiolo        Philadelphia, PA      Medical                    Aug-95             0         31,874       31,874
Glenville Family Dental          Glenville, NY         Computers                  Aug-95             0         26,209       26,209
Global Graphics, Inc.            Elmhurst, IL          Computers                  Feb-95             0         51,499       51,499
Global Group, Inc.               Fort Worth, TX        Printing                   Feb-95             0         33,277       33,277
Glory Bound                      Nashville, TN         Printing                   Feb-95             0         51,168       51,168
Gopher State Litho Corp.         Minneapolis, MN       Printing                   Feb-95             0         69,910       69,910
Graphicomm                       San Diego, CA         Printing                   Feb-95             0         26,212       26,212
Graphics Plus Printing, Inc.     Cortland, NY          Printing                   Feb-95             0        260,067      260,067
Great Impressions, Inc.          Nashville, TN         Printing                   Feb-95             0         42,082       42,082
Greece Central School District   North Greece, NY      Printing                   Feb-95             0         41,635       41,635
Grossmont Medical Center         La Mesa, CA           Computers                  Aug-95             0         27,239       27,239
Guffey Enterprises, Inc.         Mammoth Lakes, CA     Retail                     Jul-96             0         31,757       31,757
H.W. Shepherd & Sons, Inc        Richburg, SC          Manufacturing & Production Dec-96             0         38,812       38,812
Hafer Marketing Corp.            Clearwater, FL        Manufacturing & Production Oct-95             0         47,614       47,614
Haig Press, Inc.                 Plainview, NY         Printing                   Feb-95             0         48,906       48,906
Haig's Printing                  Palm Springs, CA      Printing                   Feb-95             0         33,566       33,566
Hamco Corp.                      Poughkeepsie, NY      Printing                   Feb-95             0        443,524      443,524
Hamco Corp.                      Poughkeepsie, NY      Printing                   Feb-95             0         26,382       26,382
Hampton Pediatric Dental         Southampton, NY       Medical                    Aug-95             0         28,955       28,955
Harvard Pinnacle Group           Harvard, MA           Manufacturing & Production Aug-95             0         30,535       30,535
Hauppauge Record Manuf.          Hauppauge, NY         Manufacturing & Production Nov-96             0         65,759       65,759
Healthsmart Inc.                 Ossining, NY          Manufacturing & Production Aug-95             0         36,202       36,202
Heritage Printing & Graphics     Lexington Park, MD    Printing                   Feb-95             0         62,626       62,626
Hodgins Printing Co., Inc.       Batavia, NY           Printing                   Feb-95             0         36,113       36,113
Home Paramount Pest Control Co.  Baltimore, MD         Printing                   Feb-95             0         37,676       37,676
Hotopp Associates Limited        New York, NY          Computers                  Feb-96             0         58,646       58,646
Howard Schwartz Recording        New York, NY          Audio Equipment            Aug-95             0         43,608       43,608
Howard University                Washington, DC        Printing                   Feb-95             0        125,401      125,401
HSM  Packaging                   Syracuse, NY          Printing                   Feb-95             0         26,008       26,008
Hunt Valley Motor Coach, Inc.    Hunt Valley, MD       Computers                  Mar-95             0         34,977       34,977
Ibbetson Enterprises             Mount Laurel, NJ      Manufacturing & Production Apr-96             0         56,511       56,511
Idom Inc.                        Newark, NJ            Furniture                  Aug-95             0         35,487       35,487
Industrial Printing              Anaheim, CA           Manufacturing & Production Feb-95             0         52,197       52,197
Ink On Paper Printing Co.        Farmington Hill, MI   Printing                   Feb-95             0         37,979       37,979
Inland Color Graphics            Corona, CA            Printing                   Feb-95             0        201,733      201,733
Inland Color Graphics            Corona, CA            Printing                   Feb-95             0         28,353       28,353
Inland Printworks                Riverside, CA         Printing                   Feb-95             0        110,604      110,604
Institute Publishing, Inc.       Loganville, GA        Printing                   Feb-95             0        227,055      227,055
Institute Publishing, Inc.       Loganville, GA        Printing                   Feb-95             0         27,568       27,568
Institutional Laundry Services   Lakewood, NJ          Manufacturing & Production Aug-95             0         39,636       39,636
Intellisys Technology Corp.      Fairfax, VA           Printing                   Feb-95             0         28,768       28,768
Interactive Sites, Inc.          Phoenix, AZ           Office Equipment.          Nov-96             0         28,701       28,701
Inter-Link Investment            Visalia, CA           Furniture                  Jun-96             0         55,078       55,078
International Circuits & Compon. Anaheim, CA           Computers                  Jul-96             0         59,350       59,350
International Software           Frederick, MD         Printing                   Feb-95             0         50,695       50,695
International Software           Frederick, MD         Printing                   Feb-95             0        177,146      177,146
International Software           Frederick, MD         Printing                   Feb-95             0         42,216       42,216
Intersolv, Inc.                  Rockville, MD         Computers                  Dec-94       956,149         99,775    1,055,923
Intersolve, Inc.                 Rockville, MD         Computers                  Mar-95     2,373,543        314,047    2,687,590
Interstate Graphics              Dayton, OH            Printing                   Feb-95             0         58,119       58,119
IPS Corporation                  Gardena, CA           Printing                   Feb-95             0         26,606       26,606
Isons Kwick Printing Center      Winter Park, FL       Printing                   Feb-95             0         36,636       36,636
J & B Finishing                  Tucker, GA            Printing                   Feb-95             0         47,067       47,067
J & M Ventures                   Morgan Hill, CA       Manufacturing & Production Apr-96             0         54,083       54,083
J & M Ventures, Inc.             Morgan Hill, CA       Manufacturing & Production Mar-96             0         46,382       46,382
J & R Graphics, Inc.             Hanover, MA           Printing                   Feb-95             0        207,509      207,509
J K Strauss, Inc.                Indianapolis, IN      Printing                   Feb-95             0         26,872       26,872
J.M. Rosen Corp.                 Petaluma, CA          Retail                     Jul-96             0         50,375       50,375
Jaguar Litho, Inc.               Anaheim, CA           Computers                  Feb-95             0        166,979      166,979
Jimmy the Printer                Upland, CA            Printing                   Feb-95             0         48,982       48,982
John M. Riddle                   Mendota, CA           Medical                    Feb-96             0         58,295       58,295
Joseph Sansevere DMD             Flemington, NJ        Medical                    Aug-95             0         41,026       41,026
JP Graphics & Printing           Lake Elsinore, CA     Printing                   Feb-95             0         27,996       27,996
JRS Trucking, Inc. &  A & J      Springfld Gdns, NY    Material Handling          Jan-97             0         31,079       31,079
K T Press                        Orlando, FL           Printing                   Feb-95             0         49,745       49,745
K.C. Gutenberg, Inc.             Phoenix, AZ           Printing                   Feb-95             0        249,944      249,944
Kaminer & Thomson, Inc.          Charlottesville, VA   Printing                   Feb-95             0        122,579      122,579
Kandall Fabr. & Supply           East Rutherford, NJ   Computers                  Aug-95             0         32,696       32,696
Kennel-Aire, Inc.                Plymouth, MN          Fixtures                   Nov-96             0         43,777       43,777
Kevin Berg & Assoc., Inc.        Chicago, IL           Office Equipment.          Nov-96             0         57,676       57,676
Keystone Custodian Funds         Boston, MA            Computers                  Mar-95     2,000,558        242,355    2,242,913
Keystone Investment Mgmt Co.     Boston, MA            Computers                  Sep-95       421,324         49,527      470,851
Kilpatrick Graphics              Marietta, GA          Printing                   Feb-95             0         34,382       34,382
Kilpatrick Graphics              Marietta, GA          Printing                   Feb-95             0         34,230       34,230
Kilpatrick Graphics              Marietta, GA          Manufacturing & Production Feb-95             0         48,083       48,083
Kings Smile Dental & Medical     Brooklyn, NY          Medical                    Aug-95             0         34,647       34,647
Knight's Inc.                    Beebe, AR             Retail                     Oct-95             0        128,694      128,694
Knight'S Inc.                    Beebe, AR             Retail                     Jun-95             0        125,141      125,141
Kobayashi Electronics Corp.      Long Beach, CA        Furniture                  Jan-97             0         31,584       31,584
Kochar/Gurprett MD               Ridley Park, PA       Medical                    Aug-95             0         41,546       41,546
Kohn, Inc.                       Owings Mills, MD      Printing                   Feb-95             0         51,178       51,178
Kolton/Shimlock & Gruss          New York, NY          Medical                    Aug-95             0         29,853       29,853
Korobkin & Associates            Irvine, CA            Computers                  Feb-95             0         25,614       25,614
Kovin Corp., Inc.                San Diego, CA         Printing                   Feb-95             0         26,330       26,330
L.A.W. Development Corp.         N. Miami Beach, FL    Restaurant                 Jul-96             0         36,386       36,386
La Grange Printers, Inc.         La Grange, IL         Printing                   Feb-95             0         36,537       36,537
Laberge Printers, Inc.           Orlando, FL           Printing                   Feb-95             0         27,512       27,512
Laguna Graphic Design            Irvine, CA            Printing                   Feb-95             0         25,076       25,076
Laguna Graphics Arts             Irvine, CA            Printing                   Feb-95             0         49,380       49,380
Lasergraphics Printing           Torrance, CA          Printing                   Feb-95             0         45,049       45,049
Laws Technology, Inc.            Hickory, NC           Manufacturing & Production Jul-96             0         46,205       46,205
Leavens Awards Co Inc.           Attleboro, MA         Computers                  Aug-95             0         54,711       54,711
Legend Lithograph                Van Nuys, CA          Printing                   Feb-95             0         30,884       30,884
Lenexa Dental Group Chartered    Lenexa, KS            Telecommunications         Dec-94             0         35,338       35,338
Lettermen Inc.                   Blane, MN             Manufacturing & Production Sep-95             0         26,525       26,525
Limra International Inc.         Windsor, CT           Computers                  Jan-96       490,477         46,494      536,971
Lisa M Mcconnell, Inc.           San Diego, CA         Printing                   Feb-95             0        104,938      104,938
Litho Impressions, Inc.          Temple Hills, MD      Printing                   Feb-95             0        195,078      195,078
Litho Legends, Inc.              Fairfax, VA           Printing                   Feb-95             0         34,845       34,845
Lodge Laser Graphics             Las Vegas, NV         Printing                   Feb-95             0         40,214       40,214
Lote Enterprises                 Chicago, IL           Restaurant Equipment       Feb-96             0         30,415       30,415
Lotus Productions Inc            Atlanta, GA           Video Production           Oct-96             0         43,639       43,639
Lowes & Kendis, Inc.             Tustin, CA            Computers                  Feb-95             0        343,309      343,309
M Copiers, Inc.                  San Diego, CA         Printing                   Feb-95             0         58,378       58,378
Mac Press Group, Inc.            Hyde Park, MA         Printing                   Feb-95             0        209,961      209,961
Main Office Supply               Coshocton, OH         Printing                   Feb-95             0         42,963       42,963
Manufacturer's Products          Warren, MI            Manufacturing & Production Sep-96             0        258,267      258,267
Manufacturers Products Co.       Warren, MI            Manufacturing & Production Dec-95             0        846,717      846,717
Manufacturers Products Co.       Warren, MI            Manufacturing & Production Apr-96             0        218,566      218,566
Marick, Inc.                     Phoenix, AZ           Printing                   Feb-95             0         52,869       52,869
Mario G. Loomis  MD PC           Middletown, NY        Computers                  Aug-95             0         31,252       31,252
Mark Levenson MD                 New York, NY          Medical                    Aug-95             0         37,475       37,475
Mark Popkin MD                   Morristown, NJ        Medical                    Aug-95             0         31,076       31,076
Marsh Printing, Inc.             Gainesville, FL       Printing                   Feb-95             0         28,217       28,217
Mates Graphics Corp.             Clifton, NJ           Computers                  Mar-96             0         36,865       36,865
Max Loftin's Quality Graphics    Santa Ana, CA         Printing                   Feb-95             0        326,634      326,634
Mazhar Elamir MD                 Jersey City, NJ       Medical                    Aug-95             0         41,805       41,805
McK's Tavern dba, Claddagh, Inc. New Smyrna Bch., FL   Retail                     Feb-97             0         28,212       28,212
Mega Mart Inc.                   Astoria, NY           Retail                     Aug-95             0         45,774       45,774
Mekong Printing                  Santa Ana, CA         Printing                   Feb-95             0        137,276      137,276
Mekong Printing                  Santa Ana, CA         Printing                   Feb-95             0         65,238       65,238
Mel Printing Co., Inc.           Melvindale, MI        Printing                   Feb-95             0         36,206       36,206
Melco Group, Inc.                Fishers, IN           Printing                   Feb-95             0         36,193       36,193
Meldrum Associates, Inc.         Sommersville, NJ      Computers                  Jul-96             0         29,419       29,419
Merlin Group                     Colorado Spring, CO   Fixtures                   Jul-96             0         44,404       44,404
Met Food Dba, JCA Food Corp      Jamaica, NY           Fixtures                   Jan-97             0         51,937       51,937
Metro Graphics, Inc.             Orlando, FL           Printing                   Feb-95             0         52,588       52,588
Michael Gershanok DDS            Scarsdale, NY         Medical                    Aug-95             0         27,174       27,174
Microtrek Enterprises Inc.       New York, NY          Telecommunications         Jun-95             0         44,888       44,888
Millflow Spice Corp.             Lindenhurst, NY       Manufacturing & Production Aug-95             0         29,345       29,345
Miltburne Drug Co.               Melrose Park, IL      Retail                     Aug-95             0         33,425       33,425
Mini-Maid Systems, Inc.          Coeur D Alene, ID     Printing                   Feb-95             0        289,781      289,781
Mise En Place Inc.               Tampa, FL             Computers                  Mar-96             0         27,086       27,086
Mixed Media Dba, Martin Bamanian Glendale, CA          Printing                   Feb-97             0         36,547       36,547
Modern Age Business Forms        Phoenix, AZ           Manufacturing & Production Feb-95             0         52,456       52,456
Mohammed Jawed                   Garland, TX           Manufacturing & Production Jun-95             0         31,828       31,828
Monitor, Co.                     Cambridge, MA         Computers                  Jun-95       779,370         58,517      837,887
Moon & Stars Specialty Foods     Los Angeles, CA       Restaurant                 Jun-95             0         28,043       28,043
Morgan's Creative Restaurant     Beachwood, OH         Restaurant                 Jun-95             0        138,653      138,653
Morris Lithostrippers            Anaheim, CA           Printing                   Feb-95             0         30,619       30,619
Moss Beach Distillery            Moss Beach, CA        Restaurant                 Oct-96             0         50,757       50,757
Multi-Image Graphics, Inc.       Buffalo, NY           Manufacturing & Production Feb-95             0        115,349      115,349
My Own Printing Co.              Anaheim, CA           Printing                   Feb-95             0         27,654       27,654
N.Y.C.B.  Enterprises,Inc.       Parsipanny, NJ        Restaurant                 Oct-96             0         32,948       32,948
Nanda D'Aleo DDS                 Inwood, NY            Medical                    Aug-95             0         34,230       34,230
Nassau County Eye Associcates    Garden City, NY       Medical                    Aug-95             0         29,907       29,907
National Wire Alloy, Inc.        Fountain Inn, SC      Manufacturing & Production Nov-94             0         33,180       33,180
Nationwide Business Systems      Norcross, GA          Printing                   Feb-95             0         29,922       29,922
Needleworks Inc.                 Millersburg, PA       Manufacturing & Production Aug-95             0         48,740       48,740
Nehoc Enterprises                Coral Springs, FL     Manufacturing & Production Jul-96             0         53,029       53,029
Network Circuit Technologies     Redmond, WA           Manufacturing & Production Nov-95             0         93,598       93,598
Network Printing, Inc.           Gaithersburg, MD      Manufacturing & Production Feb-95             0         39,297       39,297
News World Communications, Inc.  Washington, DC        Manufacturing & Production Feb-95             0        204,921      204,921
Newscape Technology              Seattle, WA           Computers                  Jul-96             0         61,213       61,213
NFA Corp.                        Chestnut Hill, MA     Manufacturing & Production Jan-96     2,251,872        260,524    2,512,396
Niehaus Ryan Group               S.San Francisco, CA   Furniture                  Oct-96             0         50,255       50,255
Nix Printing                     Columbus, GA          Printing                   Feb-95             0         41,675       41,675
No Anchovies Italian Restaurant  Palm Beach, FL        Restaurant                 Mar-95             0        205,485      205,485
Norman Smith MD                  Florham Park, NJ      Computers                  Aug-95             0         30,802       30,802
Nyt Video News International     Conshohocken, PA      Manufacturing & Production Aug-95             0         25,421       25,421
Oakdale Printing                 Pleasant Ridge, MI    Printing                   Feb-95             0         40,176       40,176
Occupational & Hand Therapy      Orland Park, IL       Manufacturing & Production Aug-95             0         26,237       26,237
Ocean Medical Group PC           Brooklyn, NY          Medical                    Aug-95             0         26,111       26,111
Ohio Clinic For Aesthetic C/O    Westlake, OH          Medical                    Aug-95             0         30,250       30,250
Old Dominion Freight Line        Highpoint, NC         Manufacturing & Production Mar-95       402,443         42,460      444,903
Omni Printing, Inc.              Clearwater, FL        Printing                   Feb-95             0        141,345      141,345
Onfopower Internat'L.,Inc.       Heathrow, FL          Furniture                  Oct-96             0         52,450       52,450
Open Development Corp.           Norwood, MA           Computers                  Apr-96             0         55,125       55,125
Open Development Corp.           Norwood, MA           Computers                  Jun-96             0         53,303       53,303
Orange County Nameplate Co., Inc.Santa Fe Spring, CA   Printing                   Feb-95             0         35,942       35,942
Orthodontics For Children        Haddonfield, NJ       Medical                    Aug-95             0         27,807       27,807
Output                           San Francisco, CA     Printing                   Feb-95             0         36,829       36,829
Ozark Printing, Inc.             Ozark, MO             Printing                   Feb-95             0         61,954       61,954
Pacific Bagel Partners, L.P.     Rancho Snta Mar, CA   Restaurant                 Jan-97             0        304,273      304,273
Pacific Equity Services          Vancouver, WA         Computers                  Jul-96             0         50,127       50,127
Pacific Homes                    Woodland Hills, CA    Telecommunications         Mar-96             0         31,272       31,272
Pacific Homes                    Woodland Hills, CA    Telecommunications         Apr-96             0         32,562       32,562
Pacific West Litho, Inc.         Anaheim, CA           Printing                   Feb-95             0        118,017      118,017
Palm Print, Inc.                 West Palm Beach, FL   Printing                   Feb-95             0         27,921       27,921
Patricia L. Johnson DMD          Philadelphia, PA      Medical                    Aug-95             0         32,381       32,381
Peninsula Blueprint, Inc.        Mountain View, CA     Computers                  Mar-96             0         31,270       31,270
Peninsula Printing Corporation   Newport News, VA      Printing                   Feb-95             0         37,967       37,967
People'S Value Services, Inc.    West Orange, NJ       Fixtures                   Jan-97             0         25,461       25,461
Performance Press, Inc.          Orlando, FL           Printing                   Feb-95             0         67,956       67,956
Phillips Productions, Inc.       Dallas, TX            Video Production           Jun-94             0         82,844       82,844
Phoenix Manufacturers Inc.       Mcallen, TX           Manufacturing & Production Aug-95             0         27,816       27,816
Photo Finish                     Las Vegas, NV         Manufacturing & Production Aug-95             0         26,758       26,758
Pioneer Press, Inc.              Rockville, MD         Printing                   Feb-95             0         49,752       49,752
Platinum Communications Inc.     Dallas, TX            Computers                  Feb-96             0         37,781       37,781
Ponte Vedra Printing, Inc.       Ponte Vedra Bea, FL   Printing                   Feb-95             0         43,480       43,480
Popcorn Press, Inc.              Troy, MI              Printing                   Feb-95             0        150,780      150,780
Post Modern Edit, Inc.           Santa Ana, CA         Video Production           Jan-97             0         37,456       37,456
Potomac Press, Inc.              Sterling, VA          Printing                   Feb-95             0         40,861       40,861
Precision Converter              Oxford, PA            Printing                   Feb-95             0         51,328       51,328
Precision Graphics               Amherst, NY           Printing                   Feb-95             0         36,038       36,038
Precision Pallets & Lumber       Addison, PA           Manufacturing & Production Aug-95             0         33,215       33,215
Precision Pre Press, Inc.        Burke, VA             Printing                   Feb-95             0         61,335       61,335
Press Express, Inc.              Hanover, MD           Printing                   Feb-95             0         35,157       35,157
Prestige Graphics, Inc.          New Berlin, WI        Printing                   Feb-95             0        135,363      135,363
Prestige Graphics, Inc.          Las Vegas, NV         Printing                   Feb-95             0         40,349       40,349
Prestige Graphics, Inc.          New Berlin, WI        Printing                   Feb-95             0         29,542       29,542
Primary Color Systems CorporationIrvine, CA            Printing                   Feb-95             0         58,058       58,058
Prime Mover                      Irvine, CA            Printing                   Feb-95             0         33,823       33,823
Print Perfect, Inc.              Batavia, IL           Printing                   Feb-95             0         63,112       63,112
Print Rite Printing & Graphics   San Diego, CA         Printing                   Feb-95             0         25,416       25,416
Printastic, Inc.                 Carlsbad, CA          Printing                   Feb-95             0         75,619       75,619
Printing By Rodney               Campbell, CA          Printing                   Feb-95             0         86,395       86,395
Printing Gallery                 Florence, KY          Printing                   Feb-95             0         77,448       77,448
Printing Impressions, Inc.       Pompano Beach, FL     Printing                   Feb-95             0         31,980       31,980
Prism Printing & Design          Warren, NJ            Printing                   Aug-95             0         35,752       35,752
Professional Litho Art, Inc.     Minneapolis, MN       Printing                   Feb-95             0        111,430      111,430
Professional Packaging           Fairfield, NJ         Manufacturing & Production Aug-95             0         28,250       28,250
Prospect Park Press, Inc.        West Chesterfie, NH   Printing                   Feb-95             0        106,705      106,705
Proteus Typography, Inc.         Palo Alto, CA         Printing                   Feb-95             0         94,788       94,788
Prout/Ross Dds Inc.              Tarzana, CA           Medical                    Aug-95             0         28,304       28,304
PRW Holding Corporation          Greenwich, CT         Retail                     Apr-94             0         27,050       27,050
Psinet Inc.                      Herndon, VA           Telecommunications         Aug-95             0      1,626,078    1,626,078
Quality House Envelope           Grants Pass, OR       Printing                   Feb-95             0         37,306       37,306
Quality Printing Services, Inc.  Athens, TN            Printing                   Feb-95             0         83,981       83,981
Quick Print & Bindery of Florida Tallahassee, FL       Printing                   Feb-95             0        100,769      100,769
R Martin Printing & Design, Inc. Costa Mesa, CA        Printing                   Feb-95             0         34,916       34,916
Racing Technology Corp.          Milwaukee, WI         Video Production           Nov-96             0         53,819       53,819
Rainbow Printing, Inc.           Marietta, GA          Printing                   Feb-95             0        240,561      240,561
Rainbow Printing, Inc.           Marietta, GA          Printing                   Feb-95             0         29,592       29,592
Rainbow Property Mgt.            West Orange, NJ       Computers                  Aug-96             0         33,658       33,658
Reading Cleaner & Tailoring In   Reading, MA           Manufacturing & Production Jun-95             0         43,243       43,243
Rehabilitation Associates        Utica, NY             Manufacturing & Production Aug-95             0         37,152       37,152
Reliance Graphics, Inc.          Marietta, GA          Printing                   Feb-95             0         56,332       56,332
River Valley Family Medical      Barryville, NY        Manufacturing & Production Aug-95             0         45,114       45,114
Rmh Sales & Marketing            Wynnewood, PA         Manufacturing & Production Aug-95             0         28,478       28,478
Robertshaw Controls Co.          New Stanton, PA       Manufacturing & Production Oct-95        49,806          5,904       55,711
Robertshaw Controls Co.          Kittery, ME           Manufacturing & Production Oct-95       114,190         14,239      128,428
Roc Communities, Inc.            Ellenton, FL          Manufacturing & Production Aug-96             0         63,149       63,149
Rose Casual Dining Inc.          Newtown, PA           Restaurant Equipment       Sep-95             0        268,961      268,961
Royal Business Group, Inc.       Oceanside, CA         Printing                   Feb-95             0        393,783      393,783
Royal Press of Central Florida   Longwood, FL          Printing                   Feb-95             0         44,349       44,349
RPM Color Graphics               San Diego, CA         Printing                   Feb-95             0         67,066       67,066
RSE, Inc.                        Bakersfield, CA       Printing                   Feb-95             0        184,184      184,184
Ryden, Inc.                      Austin, TX            Printing                   Feb-95             0        111,669      111,669
Santoro Printing                 North Hollywood, CA   Printing                   Feb-95             0         28,846       28,846
Satterwhite Printing Co., Inc.   Richmond, VA          Manufacturing & Production Feb-95             0         41,603       41,603
Scannercraft, Inc.               Salt Lake City, UT    Computers                  Feb-95             0         98,903       98,903
Schmidt-Fletcher Medical         Newton, NJ            Medical                    Aug-95             0         31,209       31,209
Schonfeld Securities, Inc.       Jericho, NY           Furniture                  Dec-94             0        362,371      362,371
Sciandra Enterprises, Inc.       Jacksonville, FL      Printing                   Feb-95             0         33,110       33,110
Scores International, Inc.       Boston, MA            Audio                      Feb-97             0         25,206       25,206
Scott E. Newman MD PC            Yonkers, NY           Medical                    Aug-95             0         28,054       28,054
Scott-Merriman, Inc.             Dallas, TX            Printing                   Feb-95             0         35,583       35,583
Sentinel Printing Co., Inc.      Saint Cloud, MN       Printing                   Feb-95             0         45,234       45,234
Shasta Graphics, Inc.            El Toro, CA           Printing                   Feb-95             0         35,003       35,003
Shasta Graphics, Inc.            El Toro, CA           Printing                   Feb-95             0        189,656      189,656
Shriji Corp.                     Gallup, NM            Furniture                  Mar-94             0        138,094      138,094
Siebe North Inc.                 Rockford, IL          Manufacturing & Production Sep-95       242,278         23,016      265,294
Siebe North Inc.                 Cranston, RI          Manufacturing & Production Sep-95       151,257         14,561      165,818
Simon/Drabkin & Margulies        New York, NY          Computers                  Aug-95             0         26,705       26,705
Sir Speedy Printing              Canoga Park, CA       Printing                   Feb-95             0         35,056       35,056
Smith Lithographic Arts, Inc.    Tustin, CA            Printing                   Feb-95             0        146,438      146,438
Smithkline Beecham Clinical
  Labs,                          Collegeville, PA      Telecommunications         Jun-97             0         78,627       78,627
Snewo Graphics, Inc.             Tempe, AZ             Printing                   Feb-95             0         41,548       41,548
So. Island Medical Associates    Far Rockaway, NY      Medical                    Aug-95             0         26,955       26,955
Somers Leasing Corp.             Somers, NY            Medical                    Feb-97             0         25,817       25,817
Sound Chamber Records            N. Hollywood, CA      Audio                      Jan-97             0         39,986       39,986
Spc Semaan Printing Co., Inc.    Placentia, CA         Printing                   Feb-95             0         57,450       57,450
Spectrum Graphics                Roswell, GA           Printing                   Feb-95             0         26,888       26,888
Spectrum Press, Inc.             Richmond, VA          Printing                   Feb-95             0         32,051       32,051
Spectrum Press, Inc.             Richmond, VA          Manufacturing & Production Feb-95             0         25,090       25,090
Spectrum Press, Inc.             Richmond, VA          Printing                   Feb-95             0         28,300       28,300
Spectrum Press, Inc.             Richmond, VA          Manufacturing & Production Feb-95             0         72,886       72,886
Spectrum Press, Inc.             Richmond, VA          Printing                   Feb-95             0         48,353       48,353
Spectrum Press, Inc.             Richmond, VA          Printing                   Feb-95             0         98,636       98,636
Speedy Bindery, Inc.             San Diego, CA         Printing                   Feb-95             0         32,003       32,003
Speedy Bindery, Inc.             San Diego, CA         Printing                   Feb-95             0        150,175      150,175
Spindler/Andre & Bellovin        Bayside, NY           Medical                    Aug-95             0         31,398       31,398
St. Bernard R.C. Church          Levittown, NY         Manufacturing & Production Aug-95             0         36,862       36,862
St. George Quality Car
  Wash, Inc.                     St.George, UT         Manufacturing & Production Feb-97             0         25,380       25,380
St. Joseph's University          Philadelphia, PA      Manufacturing & Production Feb-95             0         38,535       38,535
St. Mary's Children              Syosset, NY           Computers                  Jun-94             0         42,682       42,682
St. Mary's Children              Syosett, NY           Computers                  Dec-94             0         91,213       91,213
Staines, Inc.                    Somerdale, NJ         Printing                   Feb-95             0         25,209       25,209
Standard-Hart Printing Co., Inc. Topeka, KS            Manufacturing & Production Feb-95             0        233,870      233,870
Starr Printing Co.               Casselberry, FL       Printing                   Feb-95             0         25,970       25,970
Staunton-Chow Engineers          Jersey City, NJ       Furniture                  Oct-96             0         52,752       52,752
Sterling Litho                   Placentia, CA         Printing                   Feb-95             0        153,287      153,287
Stinnett Printing                Maryville, TN         Printing                   Feb-95             0         26,032       26,032
Strube Packing Co.               Rowena, TX            Restaurant                 Jul-96             0         34,204       34,204
Sun Photo                        Morehead City, NC     Printing                   Feb-95             0         48,400       48,400
Supreme Printing Co.             Dallas, TX            Printing                   Feb-95             0        204,496      204,496
Swell Printing                   Irvine, CA            Printing                   Feb-95             0        191,289      191,289
T W Recreational Services, Inc.  Yellowstone Nat, WY   Printing                   Feb-95             0         34,014       34,014
T.B.G. of Flushing, Inc.         Whitestone, NY        Restaurant                 Nov-94             0        309,000      309,000
Takahiro Kono, Inc.              Honolulu, HI          Printing                   Feb-95             0         29,220       29,220
Tani Farms, Inc.                 Santa Maria, CA       Manufacturing & Production Oct-96             0         55,551       55,551
Taufig Ahmed                     Ft. Worth, TX         Manufacturing & Production Apr-95             0         27,720       27,720
TBJ Graphic Arts Supply, Inc.    Coventry, RI          Computers                  Feb-95             0         29,602       29,602
Technical Graphics Services      Severna Park, MD      Manufacturing & Production Feb-95             0         38,390       38,390
Technographics                   Pontiac, MI           Printing                   Feb-95             0         89,093       89,093
Tendler Printing, Inc.           Mableton, GA          Printing                   Feb-95             0        104,956      104,956
Terrapin Cleaners, Inc.          Ft. Lauderdale, FL    Manufacturing & Production Sep-94             0         27,001       27,001
Terry W. Slaughter DDS           Salinas, CA           Computers                  Aug-95             0         40,120       40,120
Terry'S Autobody & Paint         Oceanside, CA         Computers                  Aug-95             0         27,953       27,953
Texas Utilities Services Inc.    Dallas, TX            Telecommunications         Mar-97             0         46,349       46,349
Texas Utilities Services Inc.    Dallas, TX            Telecommunications         Mar-97       186,715         31,830      218,545
Texas Utilities Services, Inc.   Dallas, TX            Telecommunications         Dec-97             0        139,209      139,209
Tex-World, Inc.                  Marietta, GA          Manufacturing & Production Oct-96             0         50,287       50,287
The Art Department of Rome       Rome, GA              Printing                   Feb-95             0         30,291       30,291
The Automobile Club of Missouri  Saint Louis, MO       Manufacturing & Production Feb-95             0        113,154      113,154
The Bagel Peddler Inc.           Tallahassee, FL       Restaurant Equipment       Nov-95             0         42,669       42,669
The Barton-Gillet Co., Inc.      Baltimore, MD         Computers                  Feb-95             0         36,207       36,207
The Big Room                     Irvine, CA            Printing                   Feb-95             0        124,780      124,780
The Elson Sudi Corporation       Pittsburgh, PA        Printing                   Feb-95             0         25,669       25,669
The Fisher Co.                   Grand Rapids, MI      Printing                   Feb-95             0         25,456       25,456
The Fisher Co.                   Grand Rapids, MI      Printing                   Feb-95             0         96,944       96,944
The Foxboro Company              Foxboro, MA           Manufacturing & Production Dec-94     2,208,437        318,179    2,526,616
The Foxboro Company              Foxboro, MA           Computers                  Mar-95     2,719,251        344,980    3,064,231
The Foxboro Company              Foxboro, MA           Computers                  Jun-95     1,226,129         88,589    1,314,718
The George Group Inc.            Dallas, TX            Audio Equipment            Feb-96             0         47,167       47,167
The Grand Union Company          Wayne, NJ             Retail                     Mar-94             0        285,267      285,267
The Monitor Company              Cambridge, MA         Computers                  Mar-95     2,436,477        196,773    2,633,250
The Print Shop                   Orlando, FL           Printing                   Feb-95             0         42,838       42,838
The Print Shop                   Orlando, FL           Printing                   Feb-95             0         44,990       44,990
The Printery                     Greensboro, NC        Printing                   Feb-95             0         30,954       30,954
The Printing Gallery             Florence, KY          Printing                   Feb-95             0         39,198       39,198
The Printing Standard Corp.      Kennesaw, GA          Printing                   Feb-95             0         36,554       36,554
The Printmaker Ltd.              Santa Fe, NM          Manufacturing & Production Feb-95             0         37,174       37,174
The Proceres Companies, Inc.     Savage, MD            Construction               Nov-94             0         32,848       32,848
The West Company                 Lionville, PA         Manufacturing & Production Mar-95       754,335        100,354      854,689
The World & News Communications  Washington, DC        Computers                  Feb-95             0        107,248      107,248
Thorpe Printing Services, Inc.   Marysville, MI        Printing                   Feb-95             0        499,345      499,345
Thunder Audio Inc.               Lincoln Park, MI      Audio Equipment            Jan-96             0         61,281       61,281
Thunderbird Press                Titusville, FL        Printing                   Feb-95             0         90,708       90,708
TJ Printing, Inc.                New Berlin, WI        Printing                   Feb-95             0         40,678       40,678
TLC Printing & Copying Co., Inc. Metairie, LA          Printing                   Feb-95             0         50,498       50,498
Tollgate Laundry Ctr             Groton, CT            Manufacturing & Production Aug-96             0         43,057       43,057
Tomken Die Cutting, Inc.         Opa Locka, FL         Printing                   Feb-95             0         47,916       47,916
Trade Bindery, Inc.              Fort Lauderdale, FL   Manufacturing & Production Feb-95             0         26,310       26,310
Trade Bindery, Inc.              Fort Lauderdale, FL   Printing                   Feb-95             0         39,030       39,030
Truck Toys, Inc.                 Sedro Wooley, WA      Automotive                 Jul-96             0         34,777       34,777
Twin Rivers Printing             Madison, NC           Manufacturing & Production Feb-95             0         45,105       45,105
Typography Plus, Inc.            Dania, FL             Printing                   Feb-95             0         38,994       38,994
Ultrasound Health Systems        Brooklyn, NY          Medical                    Aug-95             0         29,194       29,194
Ultrasound Hlth.Sys Inc.         Brooklyn, NY          Medical                    Oct-96             0         48,823       48,823
United Consumers Club            San Diego, CA         Telecommunications         Jan-97             0         37,437       37,437
Universal Press Ltd.             San Clemente, CA      Printing                   Feb-95             0         34,585       34,585
Universal Press Ltd.             San Clemente, CA      Printing                   Feb-95             0         30,290       30,290
University Residential           Bridgeport, CT        Furniture                  Jun-96             0         58,986       58,986
Unlimited Design Resources, Inc. Lawrenceville, GA     Manufacturing & Production Jan-97             0         42,362       42,362
US Exterior Distributors         Phoenix, AZ           Telecommunications         Apr-96             0         33,478       33,478
U-Save Auto Rental of America    Hanover, MD           Printing                   Feb-95             0         38,371       38,371
V I P Printing, Inc.             Hauppauge, NY         Printing                   Feb-95             0         44,860       44,860
Versatype, Inc.                  Long Beach, CA        Printing                   Feb-95             0         39,883       39,883
Video Plaza                      Milford, CT           Furniture                  Mar-95             0         29,923       29,923
Viking Bakery dba, BCR Viking    Denville, NJ          Restaurant                 Jan-97             0         27,938       27,938
Viking Color Separations, Inc.   Fairfield, CT         Printing                   Feb-95             0         79,584       79,584
Village Of Freeport Inc.         Freeport, NY          Office Equipment           Aug-95             0         39,090       39,090
Vinings Printing Co., Inc.       Atlanta, GA           Printing                   Feb-95             0         44,873       44,873
Vinro, Inc.                      Albuquerque, NM       Printing                   Feb-97             0         45,331       45,331
W C G P, Inc.                    Van Nuys, CA          Printing                   Feb-95             0         63,728       63,728
Warners,A Div.Of Warnaco         Bridgeport, CT        Fixtures                   Nov-96             0         27,722       27,722
Warren & Stiles, Inc.            Calhoun, GA           Printing                   Feb-95             0         58,612       58,612
Wayne Provision Co.              Vernon, CA            Manufacturing & Production Apr-96             0         56,374       56,374
Wegman Companies, Inc.           Rochester, NY         Computers                  Nov-94             0        103,000      103,000
Westcott Press, Inc.             Altadena, CA          Printing                   Feb-95             0        316,150      316,150
Westwind Forms & Graphics        San Diego, CA         Printing                   Feb-95             0         28,787       28,787
Wholesale Printers, Inc.         Norfolk, VA           Printing                   Feb-95             0         27,575       27,575
Wilderness Plantation Holdings,  Jane Lew, WV          Furniture                  Feb-97             0         49,667       49,667
Winnett Motels, Inc.             Asheville, NC         Fixture                    Sep-94             0         32,998       32,998
Winterhawk Graphics, Inc.        Hunt Valley, MD       Printing                   Feb-95             0        132,666      132,666
Wissing's, Inc.                  San Diego, CA         Printing                   Feb-95             0        131,986      131,986
Woodbridge Stereo                Woodbridge, NJ        Computers                  Aug-95             0         38,287       38,287
Woodfine Printing Co., Inc.      Buffalo, NY           Printing                   Feb-95             0         26,646       26,646
XL Graphics, Inc.                Phoenix, AZ           Printing                   Feb-95             0        105,295      105,295
York International Corp.         New York, NY          Telecommunications         Aug-95             0         37,252       37,252
Young Phillips                   Clemmons, NC          Computers                  Feb-95             0         29,055       29,055
Z T  Enterprisess, Inc.          Irving, TX            Manufacturing & Production Apr-95             0         35,670       35,670
                                 Total Equipment transactions less than $25,000                168,351     10,773,056   10,941,407
                                                                                           ------------  -------------  -----------
                                                                                           $88,798,428    $70,411,905   $159,210,333
                                                                                           ============  =============  ===========

(1)   This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 1997.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.